UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On September 6, 2017, Kansas City Southern’s President and Chief Executive Officer Patrick J. Ottensmeyer gave a presentation, including commentary on the preliminary impacts to the Company’s network operations and financial results from Hurricane Harvey, at the Cowen 10thAnnual Global Transportation Conference.  The presentation given by Mr. Ottensmeyer at this conference is included in this Form 8-K as Exhibit 99.1. Interested investors not attending the conference may listen to the presentation via a simultaneous webcast on KCS’ website at www.kcsouthern.com. A link to the replay will be available for 14 days following the event.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Presentation by Kansas City Southern President and Chief Executive Officer Patrick J. Ottensmeyer at the Cowen 10thAnnual Global Transportation Conference on September 6, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: September 6, 2017

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation by Kansas City Southern President and Chief Executive Officer Patrick J. Ottensmeyer at the Cowen 10thAnnual Global Transportation Conference on September 6, 2017.

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